SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K


                              CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


                  Date of Report (Date of earliest event
                          reported):May 29, 2003

                                   SPARTECH CORPORATION
          (Exact name of registrant as specified in its charter)

                                         DELAWARE
              (State or other jurisdiction of incorporation)

                     1-5911                           43-0761773
           (Commission File Number)                (IRS Employer
                                                   Identification No.)

120 South Central Avenue, Suite 1700, Clayton, Missouri    63105
(Address of principal executive offices)                (Zip Code)

                                        (314) 721-4242
           (Registrant's Telephone Number, Including Area Code)


                           SPARTECH CORPORATION

                                 FORM 8-K



Item 7.  Financial Statements and Exhibits

(c) Exhibits

          99.1 Spartech press release dated May 29, 2003 announcing fiscal 2003 second quarter earnings.


Item 9.  Regulation FD Disclosure

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under
Item 12 "Results of Operations and Financial Condition", is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended(the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On May 29, 2003 a press release was issued regarding earnings results of Spartech Corporation for the quarter ended May 3, 2003. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit
99.1. The entire press releases shall be considered furnished rather than filed.



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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPARTECH CORPORATION



Date    May 29, 2003               By /s/ Randy C. Martin
                                      Randy C. Martin
                                      Executive Vice President and
                                      Chief Financial Officer






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